AMENDMENT
TO THE
SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (the “Amendment”) dated as of April 9, 2008, is entered into by and between Novelos Therapeutics, Inc., a Delaware Corporation (the “Company”) and the investors listed on the signature pages hereto (each an “Investor” and collectively the “Investors”).

WHEREAS, the Company and the Investors have entered into that certain Securities Purchase Agreement dated as of March 26, 2008 (the “Purchase Agreement”);

WHEREAS, pursuant to Section 11.6 of the Purchase Agreement, the Purchase Agreement may be amended with the written consent of the Company and the Requisite Holders (as defined in the Purchase Agreement);

WHEREAS, the Company and the Investors, which Investors include the Requisite Holders, desire to amend the Purchase Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1.    Amendment. The Purchase Agreement is hereby amended as follows:

(a) Paragraph A of the Recitals is hereby deleted in its entirety and replaced with the following:

“A. The Company desires, pursuant to this Agreement, to raise up to the Investment Amount (as defined below) through the issuance and sale of the following to the Investors (the “Private Placement”): (i) up to 113.5 shares of a newly created series of the Company’s Preferred Stock, designated “Series D Convertible Preferred Stock”, par value $0.00001 per share (the “Preferred Stock”), which Preferred Stock shall have the rights, preferences and privileges set forth in the Certificate of Designations, Preferences and Rights, in the form of Exhibit A annexed hereto and made a part hereof (the “Certificate of Designations”), and each share of Preferred Stock shall have a stated value of $50,000 and shall initially be convertible into shares of the Company's Common Stock, par value $0.00001 per share (the “Common Stock”), at a price of $0.65 per share (the “Conversion Price”), for an aggregate of 8,730,755 shares of Common Stock; and (ii) warrants to acquire up to 4,365,381 shares of Common Stock, equal to 50% of the number of shares of Common Stock underlying the Preferred Stock on the date of issue, with an exercise price of $0.65 per share, in the form of Exhibit B annexed hereto and made a part hereof (the “Warrants”);”

(b) The definition of “Investment Amount” in Section 1 is hereby deleted in its entirety and replaced with the following:

“Investment Amount” means an amount equal to $5,675,000

(c) The definition of “Orbimed Entities” in Section 1 is hereby deleted in its entirety and replaced with the following:

  “Orbimed Entities means, collectively, Caduceus Master Fund Limited, a Bermuda corporation (“Caduceus Master”), Caduceus Capital II, L.P., a Delaware limited partnership (“Caduceus Capital”), Summer Street Life Sciences Hedge Fund Investors LLC, a Delaware limited liability company (“Summer Street”), UBS Eucalyptus Fund, L.L.C., a Delaware registered investment company (“UBS Eucalyptus”) and PW Eucalyptus Fund, Ltd., a Cayman Islands investment company (“PW Eucalyptus”)

(d) The definition of “Requisite Holders” in Section 1 is hereby deleted in its entirety and replaced with the following:

“Requisite Holders” shall mean the holders of at least a majority of the then outstanding shares of Preferred Stock which majority must include (i) the Xmark Entities, provided such Xmark Entities have purchased an aggregate of $1,480,000 of Preferred Stock pursuant to this Agreement and hold at least one-third of the Preferred Stock issued to the Xmark Entities at Closing as of the date of determination and (ii) the OrbiMed Entities, provided such OrbiMed Entities have purchased an aggregate of $1,813,750 of Preferred Stock pursuant to this Agreement and hold at least one-third of the Preferred Stock issued to the OrbiMed Entities at Closing as of the date of determination (appropriately adjusted for any stock dividend, stock split, reverse stock split, reclassification, stock combination or other recapitalization occurring after the date hereof).

(e) The definition of “Xmark Entities” in Section 1 is hereby deleted in its entirety and replaced with the following:

Xmark Entities” means, collectively, Xmark Opportunity Fund, L.P., a Delaware limited partnership (“Xmark LP”), Xmark Opportunity Fund, Ltd., a Cayman Islands exempted company (“Xmark Ltd”) and Xmark JV Investment Partners, LLC (“Xmark LLC”), a Delaware limited liability company.

(f) Section 7 is hereby amended by adding a new Section 7.4 as follows:

7.4 Series B Dividend. The Company and each of the Series B Investors hereby agree that the dividend accrued on each share of Series B Preferred Stock from April 1, 2008 through the day immediately preceding the Exchange shall be paid, out of legally available funds, on June 30, 2008.

(g) Schedule I attached to the Purchase Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.

(h) Schedule 5.3(b) attached to the Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 5.3(b) attached hereto

(i) Schedule 5.19 attached to the Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 5.19 attached hereto.

2.     Applicable Law. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

3.     Effect on Purchase Agreement. Except as modified hereby, the Purchase Agreement shall remain in full force and effect.

4.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

Amendment to the Securities Purchase Agreement
Company Signature Page

IN WITNESS WHEREOF the undersigned have executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and CEO

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

Xmark Opportunity Fund, Ltd.
Name of entity

By:	Xmark Opportunity Manager, LLC,
its Investment Manager

By:	Xmark Opportunity Partners, LLC,
its Sole Member

By:	Xmark Capital Partners, LLC,
its Managing Member

By:	/s/ Mitchell D. Kaye

Name: Mitchell D. Kaye
Title: Chief Executive Officer

Cayman Islands
Jurisdiction of organization of entity

Address:

90 Grove Street
Ridgefield, CT 06877

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$940,000

Amendment to Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

Xmark Opportunity Fund, L.P.
Name of entity

By:	Xmark Opportunity GP, LLC
its General Partner

By:	Xmark Opportunity Partners, LLC,
its Sole Member

By:	Xmark Capital Partners, LLC,
its Managing Member

By:	/s/ Mitchell D. Kaye
Name: Mitchell D. Kaye
Title: Chief Executive Officer

Delaware
Jurisdiction of organization of entity

Address:

90 Grove Street
Ridgefield, CT 06877

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended.

Closing Price:	$495,000

Amendment to Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

Xmark JV Investment Partners, LLC
Name of entity

By:	Xmark Opportunity Partners, LLC
its Investment Manager

By:	Xmark Capital Partners, LLC,
its Managing Member

By:	/s/ Mitchell D. Kaye
Name: Mitchell D. Kaye
Title: Chief Executive Officer

Delaware
Jurisdiction of organization of entity

Address:

90 Grove Street
Ridgefield, CT 06877

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$45,000

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

Caduceus Capital Master Fund Limited
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Bermuda

Address:
c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$590,000.00

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written

Caduceus Capital II, L.P.
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Delaware

Address:
c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$658,500.00

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written

Summer Street Life Sciences Hedge Fund Investors LLC
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Delaware
Address: c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$500,000.00

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

UBS Eucalyptus Fund, L.L.C.
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Delaware
Address: c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$58,500.00

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

PW Eucalyptus Fund, Ltd.
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Cayman Islands
Address: c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$6,750.00

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

Knoll Capital Fund II Master Fund Ltd.
Name of entity

By:	/s/ Fred Knoll
Name: Fred Knoll
Title: KOM Capital Management
Investment Manager

Print jurisdiction of organization of entity:
Address: c/o KOM Capital Management 666 Fifth Avenue, Suite 3702, New York, NY 10103

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:

Closing Price:	$490,000.00

Amendment to the Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

Europa International, Inc.
Name of entity

By:	/s/ Fred Knoll
Name: Fred Knoll
Title: Knoll Capital Management
Investment Manager for
Europa International, Inc.

Print jurisdiction of organization of entity
Address: c/o Knoll Capital Management 666 Fifth Avenue, Suite 3702, New York, NY 10103

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:

Closing Price:	$1,090,000.00

Amendment to Securities Purchase Agreement
Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Securities Purchase Agreement or caused its duly authorized officers to execute this Amendment to the Securities Purchase Agreement as of the date first above written.

Hunt BioVenures, L.P.
Name of entity

By: HBV GP, L.L.C., its General Partner

By:	/s/ J. Fulton Murray, III

Name: J. Fulton Murray, III, Manager

Jurisdiction of organization of entity: Delaware
Address: Hunt Investments 1900 N. Akard Dallas, TX 75201 Attn: Michael T. Bierman, J. Fulton Murray, III and Benjamin D. Nelson

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement, as amended:

Closing Price:	$801,250.00

SCHEDULE I - INVESTORS - CLOSING

Name of Investor	Closing Purchase Price	Number of Shares of Preferred Stock	Number of Warrants
Xmark Opportunity Fund, Ltd. 90 Grove Street Ridgefield, CT 06877 Attn: Mitchell D. Kaye	$940,000.00	18.8	723,076
Xmark Opportunity Fund, L.P. 90 Grove Street Ridgefield, CT 06877 Attn: Mitchell D Kaye	$495,000.00	9.9	380,769
Xmark JV Investment Partners, LLC 90 Grove Street Ridgefield, CT 06877 Attn: Mitchell D Kaye	$45,000.00	0.9	34,615
Caduceus Capital Master Fund Limited c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017 Attn: Jeff Comisarow	$590,000.00	11.8	453,846
Caduceus Capital II, L.P. c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017 Attn: Jeff Comisarow	$658,500.00	13.17	506,538
Summer Street Life Sciences Hedge Fund Investors, LLC c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017 Attn: Jeff Comisarow	$500,000.00	10.0	384,615
UBS Eucalyptus Fund, LLC c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017 Attn: Jeff Comisarow	$58,500.00	1.17	45,000
PW Eucalyptus Fund, Ltd. c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017 Attn: Jeff Comisarow	$6,750.00	0.135	5,192
Knoll Capital Fund II Master Fund, Ltd. c/o KOM Capital Management 666 Fifth Avenue, Suite 3702, New York, NY 10103 Attn: Fred Knoll	$490,000.00	9.8	376,923
Europa International, Inc. c/o KOM Capital Management 666 Fifth Avenue, Suite 3702, New York, NY 10103 Attn: Fred Knoll	$1,090,000.00	21.8	838,461
Hunt-BioVentures, L.P. 1900 N. Akard Dallas, TX 75201 Attn: Michael T. Bierman, J. Fulton Murray III, and Benjamin D. Nelson	$801,250.00	16.025	616,346

Schedule 5.3 (continued)

5.3(b) The following table sets forth the pro forma capitalization of the Company on a fully diluted basis giving effect to (i) the issuance of Preferred Stock and the Warrants at the time of Closing, (ii) any adjustments in other securities resulting from the issuance of the Preferred Stock and the Warrants at the time of Closing, and (iii) the exercise or conversion of all outstanding securities:

NVLT-Proforma Capital Structure

	Upon Closing of Series D Financing
		Number	Effective conv. rate	Common stock equival.	Exer. Price	Total cash
Cash, cash equivalents[1]						$10,926,220
Common stock outstanding	39,360,272	39,360,272		39,360,272
Preferred stock
Series C2	3,264,000	272	0.65	5,021,538
Series B (to exchange for D)[2]	15,000,00	300	0.65	23,076,923
Series D (estimated net proceeds)		113.5	0.65	8,730,755		$5,475,000
Warrants
2005 Bridge Financing	720,000	720,000		720,000	$0.625	cashless
2005 PIPE and Series A Preferred[3]	6,149,696	8,938,925		8,938,925	$0.65	$5,810,301
2006 PIPE[4]	10,270,018	10,875,979		10,875,979	$2.08	$22,622,036
Series B & Placement Agent[2]	8,400,000	8,400,000		8,400,000	$0.65	$5,460,000
Series A (subordination)	1,333,333	1,333,333		1,333,333	$1.25	cashless
Series D	-	4,365,381		4,365,381	$0.65	$2,837,497
Stock options outstanding	5,082,651	5,082,651		5,082,651	$0.6786	$3,449,087
						$56,580,142
Stock options reserved for issuance under 2006 plan	2,445,000			2,445,000

Fully diluted shares	92,024,970			118,350,757

Notes:
1 As of Dec 31, 2007
2 Conversion price will be reduced from $1.00 to $0.65 in connection with the Series D financing
3 Includes 2,789,229 warrants to be issued pursuant to anti-dilution adjustments in connection with the Series D Financing; price adjustment from $1.00
4 Includes 605,961 warrants to be issued pursuant to anti-dilution adjustments in connection with the Series B Financing; price adjustments from $2.20

Schedule 5.19

Brokers and Finders

On February 12, 2007 the Company entered into a letter agreement with the Placement Agent and on March 25, 2008 that letter agreement was amended to provide that the Company pay the Placement Agent a cash placement fee of 2% of the aggregate proceeds from the Private Placement. On April 7, 2008, the Placement Agent confirmed by e-mail that the cash placement fee would not include the additional $675,000 in proceeds included in the amended securities purchase agreement and that the cash placement fee would not exceed $100,000.